SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant      ☐

Filed by a Party other than the Registrant     ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock Innovation and Growth Term Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Saba Capital Management, L.P. (“Saba Capital”) issued the below press release.

Saba Capital Shares Key Facts That Reinforce the Urgent Need for Change at 10 BlackRock Closed- End Funds

Spotlights BlackRock’s Hypocrisy in Claiming to Be a Leader in Governance, While Crushing Shareholder Rights and Destroying Billions in Shareholder Value

Visit www.HeyBlackRock.com to Access Key Materials, Sign Up for Important Updates and Learn How to Vote the GOLD Proxy Card for Saba’s Proposals

NEW YORK--(BUSINESS WIRE)--Saba Capital Management, L.P. (together with certain of its affiliates, “Saba” or “we”) today sent the below letter to shareholders of 10 BlackRock closed-end funds (collectively, the “Funds” or the “CEFs”)1 where Saba has nominated independent directors for election to the Funds’ Boards of Trustees (the “Boards”) at the upcoming 2024 Annual Meetings of Shareholders (the “Annual Meetings”).

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May 30, 2024

FELLOW SHAREHOLDER – PROTECT YOUR INVESTMENT – VOTE GOLD FOR IMPROVED RETURNS

Who’s Saba? Saba is the largest shareholder in each of the 10 BlackRock-managed Funds and the world’s single largest investor in closed-end funds (“CEFs”). We have created long-term value and improved governance for shareholders. As experienced investors with real skin in the game, our interests are squarely aligned with yours.

What’s Happening? BlackRock claims to be a leader in governance but is crushing shareholder rights. Saba has nominated superior trustees to the Funds’ Boards because we plan to hold BlackRock accountable. BlackRock and its hand-picked trustees must be replaced for putting their personal interests first.

What’s Next? Visit www.HeyBlackRock.com to learn about Saba’s plan to deliver shareholder value at the Funds, sign up for important campaign updates and learn how to vote the GOLD Proxy Card for our proposals.

DO NOT BE MISLED: BLACKROCK HAS DESTROYED BILLIONS IN VALUE AND IS CRUSHING SHAREHOLDER RIGHTS

BlackRock’s Misleading Claims		The Facts
•	“Your experienced board and BlackRock ensure the stability and consistency of your income.”	•	The BlackRock Funds generate next to zero income.
		•	If elected, Saba’s trustees have a plan that offers shareholders consistent and enhanced returns.
•	“Help us prevent a hedge fund from lining its pockets with your savings.”	•	Saba is the top investor across the BlackRock CEFs, meaning our interests are squarely aligned with yours.
		•	We have a lot at stake – including money we are paying out of our own pocket – to fight for improved returns for ALL shareholders.
		•	If our plan is followed, ALL shareholders will profit.

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1 The Funds include: the BlackRock California Municipal Income Trust (NYSE: BFZ), BlackRock Capital Allocation Term Trust (NYSE: BCAT), BlackRock ESG Capital Allocation Term Trust (NYSE: ECAT), BlackRock Health Sciences Term Trust (NYSE: BMEZ), BlackRock Innovation and Growth Term Trust (NYSE: BIGZ), BlackRock MuniHoldings New York Quality Fund (NYSE: MHN), BlackRock MuniYield New York Quality Fund (NYSE: MYN), BlackRock MuniYield Pennsylvania Quality Fund (NYSE: MPA), BlackRock New York Municipal Income Trust (NYSE: BNY) and BlackRock Science and Technology Term Trust (NYSE: BSTZ).

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•	“We are focused on enhancing returns for our closed-end fund shareholders and helping them plan for their financial futures.”	•	BlackRock showed just how easy it is to create value for shareholders with the push of a button by announcing “increased distributions.”
		•	BlackRock could have done this a long time ago but allowed shareholders to lose billions as the Funds underperformed in a bull market.
		•	As we stated previously, shareholders could earn an immediate $1.4 billion in total if BlackRock gave us all the option to exit at net asset value.[2]
•	“It is very misleading to say that non-votes count as votes for BlackRock nominees. For any dissident investor to propose significant changes to the Board, these funds simply require that most shareholders vote affirmatively in favor.”	•	Per BlackRock’s own voting standards, any share not voted in a contested election is counted as a vote for BlackRock’s nominees.
		•	Last year, BlackRock allowed its trustees to continue in their roles despite the annual meeting not being held.

 DO NOT BE MISLED: SABA HAS A PLAN TO DELIVER ENHANCED VALUE FOR ALL SHAREHOLDERS

BlackRock’s Misleading Claims		The Facts
•	“Saba is putting your dependable, income-paying investment in jeopardy by attempting to install its own hand-picked Board nominees and fire BlackRock.”	•	We want shareholders to decide which trustees – BlackRock’s or Saba’s – have their interests at heart.
		•	We want shareholders to decide whether BlackRock is the right manager for their Funds.
		•	We believe shareholders deserve a say in who runs their Funds.
•	“If Saba prevails, your Fund – and the consistent monthly income you rely on – will be at risk.”	•	As we previously stated, shareholders stand to gain $1.4 billion in total across the 10 Funds if they support Saba’s plan.[2]
		•	In fact, under BlackRock’s management, many of these Funds do not currently produce monthly income for shareholders.
•	“Saba uses the veil of governance to disrupt the investment objectives and strategies of closed- end funds by forcing changes that enrich itself at the expense of long-term shareholders.”	•	As detailed in our May 20 presentation, our plan is to deliver value for ALL shareholders.
		•	Importantly, shareholders will have a CHOICE in how their Funds are run under Saba’s plan – no one would be “forced” to do anything.
		•	In the two instances where Saba took over as manager, the funds’ boards and shareholders voted to approve changes to the funds’ portfolios that included investments intended to provide more attractive risk-adjusted returns.

YOU DESERVE BETTER: VOTE THE GOLD PROXY FOR SABA’S TRUSTEES

 ____________________________

2 Total potential earnings as of May 2, 2024. This number will fluctuate with the Funds’ trading discounts to net asset value.

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At this year’s Annual Meetings, you have an opportunity to elect trustees who will put your interests first and improve shareholder returns. Contrary to BlackRock’s claims, the changes we are proposing aim to enrich all shareholders. We cannot risk waiting another year – NOW is the time to act.

Thank you in advance for your support.

Boaz Weinstein
Saba Capital Management, L.P.

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VOTE “FOR” BOTH OF SABA’S PROPOSALS ON THE GOLD PROXY CARD:

•	The election of Saba’s highly qualified and independent nominees.
•	The termination of BlackRock’s investment management agreement with BFZ, BCAT, ECAT,

BMEZ, BIGZ and BSTZ.

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About Saba Capital

Saba Capital Management, L.P. is a global alternative asset management firm that seeks to deliver superior risk- adjusted returns for a diverse group of clients. Founded in 2009 by Boaz Weinstein, Saba is a pioneer of credit relative value strategies and capital structure arbitrage. Saba is headquartered in New York City. Learn more at www.sabacapital.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward- looking statements. Each of the BlackRock Funds (as defined below) has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Saba Capital Management, L.P. (“Saba Capital”), and as applicable the other participants in the proxy solicitation, have based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Saba Capital and the other participants, as applicable, believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the participants’ control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Saba Capital or any of the other participants described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Saba Capital that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Saba Capital nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward- looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Saba Capital does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Saba Capital, Saba Capital Master Fund, Ltd. (“SCMF”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and SCMF, “Saba”) and the Nominees (as defined below, and together with Saba, the “Participants”) have filed definitive proxy statements and accompanying GOLD proxy cards (collectively, the “Proxy Statements”) with the SEC to be used in conjunction with the solicitation of proxies in connection with the 2024 annual meeting of shareholders of each of BlackRock Innovation and Growth Term Trust (“BIGZ”); BlackRock Capital Allocation Term Trust (“BCAT”); BlackRock ESG Capital Allocation Term Trust (“ECAT”); BlackRock Health Sciences Term Trust (“BMEZ”); BlackRock California Municipal Income Trust (“BFZ”); BlackRock Science and Technology Term Trust (“BSTZ”); BlackRock MuniYield Pennsylvania Quality Fund (“MPA”); BlackRock MuniYield New York Quality Fund, Inc. (“MYN”); BlackRock New York Municipal Income Trust (“BNY”); and BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN” and together with BIGZ, BCAT, ECAT, BMEZ, BFZ, BSTZ, MPA, MYN and BNY, collectively, the “BlackRock Funds”). Shareholders of the BlackRock Funds are advised to read the applicable Proxy Statements, including any supplements thereto, and other documents related to the solicitation of proxies with respect to such BlackRock Funds by the Participants because they contain important information, including additional information related to the Participants and a description of their direct or indirect interests by security holdings or otherwise. Such materials will be made available at no charge on the SEC’s website, https://www.sec.gov.

The “Nominees” refer to (i) with respect to BIGZ, ECAT and MPA, Ilya Gurevich (“Mr. Gurevich”), Shavar Jeffries (“Mr. Jeffries”), Jennifer Raab (“Ms. Raab”), Athanassios Diplas (“Mr. Diplas”), David Littlewood (“Mr. Littlewood”), David Locala (“Mr. Locala”) and Alexander Vindman (“Mr. Vindman”); (ii) with respect to BCAT, Mr. Jeffries, Ms. Raab and Mr. Vindman; (iii) with respect to BMEZ, Mr. Gurevich, Mr. Jeffries and Mr. Locala; (iv) with respect to BFZ, Mr. Gurevich and Mr. Jeffries; (v) with respect to BSTZ, Mr. Diplas, Mr. Locala and Mr. Vindman; (vi) with respect to MYN, Ms. Raab and Mr. Vindman; (vii) with respect to BNY, Mr. Gurevich and Ms. Raab; and (viii) with respect to MHN, Mr. Jeffries and Ms. Raab.

Contacts

Longacre Square Partners
Charlotte Kiaie / Kate Sylvester, 646-386-0091
ckiaie@longacresquare.com / ksylvester@longacresquare.com

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Saba Capital sent the below message(s) to shareholders.

Fellow Stakeholder: Today, Saba Capital issued a letter to shareholders of 10 BlackRock closed-end funds, sharing key facts related to BlackRock's destruction of billions in value and Saba's plan to deliver enhanced value for all shareholders.

HEY BLACKROCK

Fellow Stakeholder:

READ THE LETTER

Saba urges shareholders to elect all of our proposed directors at the BlackRock CEFs' 2024 Annual Meetings in June. For more information on how to vote the **GOLD** Proxy Card for each of our proposals, visit www.HeyBlackRock.com.

LEARN HOW TO VOTE GOLD

We appreciate your interest in our campaign for change at the BlackRock CEFs.

Sincerely,
Saba Capital Management, L.P.

Boaz Weinstein posted the below message(s) to his X account.